The Integrity Funds

Supplement Dated July 15, 2020

to

Prospectus and Statement of Additional Information (“SAI”)
Dated November 29, 2019

and

Summary Prospectuses Dated December 5, 2019

OF:

Integrity Energized Dividend Fund

Class A: NRGDX

Class C: NRGUX

Class I: NRIGX

Integrity Mid-North American Resources Fund

Class A: ICPAX

Class C: ICPUX

Class I: ICWIX

(each a “Fund” and collectively, the “Funds”)

Mr. Monte Avery, Senior Portfolio Manager on the portfolio management team for each Fund, recently passed away unexpectedly. The Integrity Energized Dividend Fund continues to be managed by the adviser’s portfolio management team, consisting of Mr. Shannon Radke, Mr. Michael Morey, and Mr. Trey Welstad.  Accordingly, all references to Mr. Avery in the Prospectus, Summary Prospectuses, and SAI of the Funds are deleted in their entirety.

In addition, effective immediately, Trey Welstad has been added to the Integrity Mid-North American Resources Fund’s portfolio management team, now consisting of Mr. Shannon Radke, Mr. Michael Morey, and Mr. Trey Welstad.

Accordingly, the information below replaces similar disclosure in the Prospectus under “Integrity Mid-North American Resources Fund Summary – Management – Portfolio Managers” and the Fund’s Summary Prospectus under “Management – Portfolio Managers”.

Shannon D. Radke, Senior Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund’s portfolio manager since February 2010. Michael Morey, Portfolio Manager, has served as the Fund’s portfolio manager since May 2013.  Trey Welstad, Portfolio Manager, has served as the Fund’s portfolio manager since July 2020.

The information below replaces similar disclosure regarding the MNA Resources Fund’s portfolio management team and Mr. Welstad  in the Prospectus under “Fund Management - Portfolio Managers—Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and MNA Resources Fund” and in the SAI under “Investment Adviser - Portfolio Managers—Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and MNA Resources Fund”.

For the MNA Resources Fund, the Team currently consists of Shannon Radke, Michael Morey, and Trey Welstad.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. He has served as a co-portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015, as a co-portfolio manager of the Energized Dividend Fund since May 2016, and as a co-portfolio manager of the MNA Resources Fund since July 2020.

The information below replaces similar disclosure regarding Mr. Welstad in the SAI under “Investment Adviser - Other Accounts Managed and Share Ownership in the Funds”.

The number of, and total assets in, all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Funds beneficially owned by the portfolio managers as of June 30, 2020, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts Overseen (Other than the Funds) & Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Funds Managed
Trey Welstad	0 accounts with assets of $0	None	None	$1 - $10,000 (Dividend Harvest Fund) $1 - $10,000 (Energized Dividend Fund) $1 - $10,000 (Growth & Income Fund) $1 -$10,000 (MNA Resources Fund)

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.